Supplement dated April 30 2021, to the
Prospectus for your Variable Annuity
Issued by

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Connecticut General Life Insurance Company.

Effective April 30, 2021, the funds listed below will change their names.

Fund – Current Name	Fund – New Name
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund – Series I	Invesco V.I. Discovery Mid Cap Growth Fund – Series I
Invesco V.I. Mid Cap Core Equity Fund – Series I	Invesco V.I. Main Street Mid Cap Fund® – Series I

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.

CIGNASUP1